Eventbrite Provides Updated Business Outlook at Investor and Analyst Day
6/2/2022
Second quarter 2022 revenue expected to exceed prior outlook and be within a range of $64 million to $66 million
Highlights Plan for Long-Term Growth
Adjusted EBITDA anticipated to be positive for fourth consecutive quarter
Accelerating product roadmap to drive event marketing and demand generation
SAN FRANCISCO--(BUSINESS WIRE)-- Eventbrite, Inc. (NYSE: EB), a global self-service ticketing and experience technology platform, will host its Investor and Analyst Day outlining its market opportunities, long-term strategy, product roadmap, and financial objectives.
“The world is coming back to in-person experiences, and Eventbrite is leading the way. We are channeling strong consumer demand toward the events on our platform, and many Eventbrite creators are seeing record success. Based on our recent momentum, we are raising our revenue outlook for the second quarter and we expect to be adjusted EBITDA positive for the fourth consecutive quarter,” said Julia Hartz, Eventbrite co-founder and Chief Executive Officer.
Revised Q2 2022 Business Outlook
Based upon current information, the Company now anticipates second quarter 2022 revenue will be within a range of $64 million to $66 million, exceeding the $60 million to $63 million range provided previously on the quarterly earnings call held on April 28, 2022. The Company also expects Adjusted EBITDA to be positive for the second quarter of 2022.

We have not reconciled forward-looking Adjusted EBITDA to net income (loss), the most directly comparable GAAP measure, because we cannot currently predict with reasonable certainty the ultimate outcome of certain components of such reconciliations, including payroll tax expense on employee stock transactions, that are not within our control, or other components that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income (loss).
Long-Term Growth Drivers
During today’s event, the Company will outline its revenue growth drivers and long-term financial model targets to deliver shareholder value.
Eventbrite Products
The Company will provide an in-depth look at its product roadmap, supporting its evolution from an online ticketing service to a growth platform offering event creators a suite of proprietary marketing tools and features. This creator-centric approach significantly enhances platform functionality and enables creators to efficiently manage their events while seeking to increase the size of their audiences through scalable marketing products.
Eventbrite Boost is an innovative marketing tool that enhances creators’ ability to widen their reach through paid social ads and email marketing. Boost has steadily grown its subscriber base since its introduction in May 2021, and as of May 2022 has surpassed $1 million annualized revenue.
The Company plans to release more features to Boost in 2022, including Eventbrite Ads, which will allow creators to advertise their events to the millions of consumers who visit the Eventbrite website and mobile app on a monthly basis. The Company looks forward to providing updates on product development activity as additional products are released.
Investor and Analyst Day Information
Eventbrite will host a live Investor and Analyst Day today, June 2, 2022, at 8:30 a.m. Eastern Time. The webcast of the event can be accessed by visiting Eventbrite’s Investor Relations page, https://investor.eventbrite.com. An archived webcast of the event, along with presentation materials, will also be accessible on the same website following the event’s conclusion.
About Eventbrite
Eventbrite is a global self-service ticketing and experience technology platform that serves a community of hundreds of thousands of event creators in nearly 180 countries. Since inception, Eventbrite has been at the center of the experience economy, transforming the way people organize and attend events. The company was founded by Julia Hartz, Kevin Hartz and Renaud Visage, with a vision to build a self-service platform that would make it possible for anyone to create and sell tickets to live experiences. The Eventbrite platform provides an intuitive, secure, and reliable service that enables creators to plan and execute their live and online events, whether it’s an annual culinary festival attracting thousands of foodies, a professional webinar, a weekly yoga workshop or a youth dance class. With over 290 million tickets distributed for over 5 million total events in 2021, Eventbrite is where people all over the world discover new things to do or new ways to do more of what they love. Learn more at www.eventbrite.com.
About Non-GAAP Financial Measures
We believe that the use of Adjusted EBITDA is helpful to our investors as it is used by management in assessing the health of our business and our operating performance.

This measure is not prepared in accordance with GAAP and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results of operations as reported under GAAP. In addition, other companies may not calculate non-GAAP financial measures in the same manner as we calculate them, limiting their usefulness as comparative measures. You are encouraged to evaluate the adjustments and the reasons we consider them appropriate.
We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business performance. Moreover, it is a key measurement used by our management internally to make operating decisions, evaluating performance, and performing strategic planning and annual budgeting.
We calculate Adjusted EBITDA as net loss adjusted to exclude depreciation and amortization, stock-based compensation expense, interest expense, loss on debt extinguishment, direct and indirect acquisition related costs, employer taxes related to employee transactions and other income (expense), which consisted of interest income, foreign exchange rate gains and losses, and income tax provision (benefit). Adjusted EBITDA should not be considered as an alternative to net loss or any other measure of financial performance calculated and presented in accordance with GAAP.
Some of the limitations of Adjusted EBITDA include (i) Adjusted EBITDA does not properly reflect capital spending that occurs off of the income statement or account for future contractual commitments, (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures and (iii) Adjusted EBITDA does not reflect the interest and principal required to service our indebtedness. In evaluating Adjusted EBITDA, you should be aware that in the future we expect to incur expenses similar to the adjustments in this letter. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these expenses or any unusual or non-recurring items. When evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures, including our net loss and other GAAP results.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding the Company’s expectations described under “Revised Q2 2022 Business Outlook” above; the Company’s plan for long-term growth and path to potential profitability; the Company’s long-term financial model targets; and the Company’s product roadmap, performance and development activity. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from results expressed or implied in this press release. Investors are cautioned not to place undue reliance on these statements. Actual results could differ materially from those expressed or implied, and reported results should not be considered as an indication of future performance.
The forward-looking statements contained in this press release are also subject to additional risks, uncertainties and factors, including those more fully described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. All forward-looking statements are based on information and estimates available to the Company at the time of this press release and are not guarantees of future performance. Except as required by law, the Company assumes no obligation to update any of the statements in this press release.

Eventbrite Investor Relations
investors@eventbrite.com
Source: Eventbrite, Inc.